Contingencies, commitments and restrictions on the distribution of profits - Restrictions to the distribution of profits and payment of dividends (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Contingencies, commitments and restrictions on the distribution of profits
Share capital	$ 163,223	$ 163,223	$ 163,223
Share premium	183,430	183,430	183,430
Reserve for own shares	4,600	4,772	6,145
Legal reserves	1,081	1,081	176
Free distributable reserves	378,910	378,910	378,910
Non-distributable reserves	1,353,428	1,353,255	1,351,883
Retained earnings	(34,372)	(86,279)	(60,392)
Total equity in accordance with Luxembourg law	$ 2,050,300	$ 1,998,392	$ 2,023,375